EXHIBIT 10.52

                                     [LOGO]
                     ABBREVIATED STANDARD FORM OF AGREEMENT
                           BETWEEN OWNER AND ARCHITECT

                            AIA DOCUMENT B151 - 1997
                        1997 EDITION - ELECTRONIC FORMAT

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This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification. AUTHENTICATION OF
THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by the American Subcontractors Association and the Associated Specialty Contractors, Inc.

Copyright 1974, 1978, 1987, (C)1997 by The American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution.
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AGREEMENT made as of the day of in the year 1998
(IN WORDS, INDICATE DAY, MONTH AND YEAR)

BETWEEN the Architect's client identified as the Owner:
(NAME, ADDRESS AND OTHER INFORMATION)
Plasma-Therm, Inc.
10050 16th Street North
St. Petersburg, Florida 33716
Phone: 813-577-4999
FAX: 813-577-6844

and the Architect:
(NAME, ADDRESS AND OTHER INFORMATION)
Facility Planning & Resources, Inc.
2101 Greentree Road
Pittsburgh, PA 15220
Phone: 412-278-8000
FAX: 412-278-3771

For the following Project:
(INCLUDE DETAILED DESCRIPTION OF PROJECT, LOCATION AND ADDRESS)
See the Project description in the paragraphs preceding paragraph "A" in the proposal of Architect, dated May 4, 1998, attached hereto as Exhibit "A" and made a part hereof (the "Proposal").

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AIA DOCUMENT B151-ABBREVIATED OWNER-ARCHITECT AGREEMENT - 1997 EDITION - AIA -
COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON. D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format B151-1997
                   User Document: PLASMA -- 6/1/1998. AIA License Number 105133,
                                           which expires on 3/31/1999 -- Page #1

The Owner and Architect agree as follows.

ARTICLE I ARCHITECT'S RESPONSIBILITIES
    1.1 The services performed by the Architect, Architect's employees and Architect's consultants shall be as enumerated in Paragraphs A, B, and C of the Proposal, as well as in Articles 2, 3 and 12, to the extent not amended as set forth below.

    1.2 The Architect's services shall be performed as expeditiously as is consistent with professional skill and care and the orderly progress of the Project. The Architect shall submit for the Owner's approval a schedule for the performance of the Architect's services which may be adjusted as the Project proceeds, with Owner's prior consent. This schedule shall include allowances for periods of time required for the Owner's review and for approval of submissions by authorities having jurisdiction over the Project. Time limits established by this schedule approved by the Owner shall not, except for reasonable cause, be exceeded by the Architect or Owner.

    1.3 The Architect shall designate a representative authorized to act on behalf of the Architect with respect to the Project.

    1.4 The services covered by this Agreement are subject to the time limitations contained in Subparagraph 11.5.1.

ARTICLE 2 SCOPE OF ARCHITECT'S BASIC SERVICES
    2.1 DEFINITION
    The Architect's Basic Services consist of those described in Paragraphs 2.2 through 2.6 and any other services identified in Article 12 as part of Basic Services, and include normal mechanical engineering services, to the extent necessary to complete the Basic Services for which Architect is responsible. Civil, structural, electrical plumbing and fire suppression system design services will not be a part of this agreement.

    2.2 SCHEMATIC DESIGN PHASE
    2.2.1 The Architect shall review the program furnished by the Owner to ascertain the requirements of the Project and shall arrive at a mutual understanding of such requirements with the Owner.

    2.2.2 The Architect shall provide a preliminary evaluation of the Owner's program, schedule and construction budget requirements, each in terms of the other, subject to the limitations set forth in Subparagraph 5.2.1.

    2.2.3 The Architect shall review with the Owner alternative approaches to design and construction of the Project.

    2.2.4 Based on the mutually agreed-upon program, schedule and construction budget requirements, the Architect shall prepare, for approval by the Owner, Schematic Design Documents consisting of drawings and other documents illustrating the scale and relationship of Project components.

    2.3 DESIGN DEVELOPMENT PHASE
    2.3.1 Based on the approved Schematic Design Documents and any adjustments authorized by the Owner in the program, schedule or construction budget, the Architect shall prepare, for approval by the Owner, Design Development Documents consisting of drawings and other documents to fix and describe the size and character of the Project as to architectural, mechanical systems, materials and such other elements as may be appropriate.

    2.4 CONSTRUCTION DOCUMENTS PHASE
    2.4.1 Based on the approved Design Development Documents and any further adjustments in the scope or quality of the Project or in the construction budget authorized by the Owner, the Architect shall prepare, for approval by the Owner,

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AIA DOCUMENT B151-ABBREVIATED OWNER-ARCHITECT AGREEMENT - 1997 EDITION - AIA -
COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON. D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format B151-1997
                   User Document: PLASMA -- 6/1/1998. AIA License Number 105133,
                                           which expires on 3/31/1999 -- Page #2

    Construction Documents consisting of drawings and Specifications setting forth in detail the requirements for the construction of the Project.

    2.4.4 The Architect shall assist the Owner in connection with the Owner's responsibility for filing documents required for the approval of governmental authorities having jurisdiction over the Project, upon request of Owner.

    2.6 CONSTRUCTION PHASED--ADMINISTRATION OF THE CONSTRUCTION CONTRACT
    2.6.1 The Architect's responsibility to provide Basic Services for the Construction Phase under this Agreement commences with the award of the initial Contract for Construction and terminates at the earlier of the issuance to the Owner of the final Certificate for Payment or 60 days after the date of Substantial Completion of the Work.

    2.6.3 Duties, responsibilities and limitations of authority of the Architect under this Paragraph 2.6 shall not be restricted, modified or extended without written agreement of the Owner and Architect with consent of the Contractor, which consent will not be unreasonably withheld.

    2.6.5 The Architect, as a representative of the Owner, shall visit the site according to the schedule for site visits provided in paragraph E of the Proposal, (1) to become generally familiar with and to keep the Owner informed about the progress and quality of the portion of the Work completed, (2) to endeavor to guard the Owner against defects and deficiencies in the Work, and (3) to determine in general if the Work is being performed in a manner indicating that the Work, when fully completed, will be in accordance with the Contract Documents. However, the Architect shall not be required to make exhaustive or continuous on-site inspections to check the quality or quantity of the Work. The Architect shall neither have control over or charge of, nor be responsible for, the construction means, methods, techniques, sequences or procedures, or for safety precautions and programs in connection with the Work, since these are solely the Contractor's rights and responsibilities under the Contract Documents.

    2.6.6 The Architect shall report to the Owner known deviations from the Contract Documents and from the most recent construction schedule submitted by the Contractor. However, the Architect shall not be responsible for the Contractor's failure to perform the Work in accordance with the requirements of the Contract Documents. The Architect shall be responsible for the Architect's negligent acts or omissions, but shall not have control over or charge of and shall not be responsible for acts or omissions of the Contractor, Subcontractors, or their agents or employees, or of any other persons or entities performing portions of the Work.

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AIA DOCUMENT B151-ABBREVIATED OWNER-ARCHITECT AGREEMENT - 1997 EDITION - AIA -
COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON. D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format B151-1997
                   User Document: PLASMA -- 6/1/1998. AIA License Number 105133,
                                           which expires on 3/31/1999 -- Page #3

    2.6.7 The Architect shall at all times have access to the Work wherever it is in preparation or progress. Architect will coordinate its access to the Work with Owner. Any entry into Owner's adjacent completed building will be with a representative of Owner.

    2.6.8 Communications by and with the Architect's consultants shall be through the Architect.

    2.6.9 CERTIFICATES FOR PAYMENT

    2.6.11 The Architect shall review and approve or take other appropriate action upon the Contractor's submittals such as Shop Drawings, Product Data and Samples, but only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Architect's action shall be taken with such reasonable promptness as to cause no delay in the Work or in the activities of the Owner, Contractor or separate contractors, while allowing sufficient time in the Architect's professional judgment to permit adequate review. Review of such submittals is not conducted for the purpose of determining the accuracy and completeness of other details such as dimensions and quantities, or for substantiating instructions for installation or performance of equipment or systems, all of which remain the responsibility of the Contractor as required by the Contract Documents. The Architect's review shall not constitute approval of safety precautions or, unless otherwise specifically stated by the Architect, of any construction means, methods, techniques, sequences or procedures. The Architect's approval of a specific item shall not indicate approval of an assembly of which the item is a component.

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AIA DOCUMENT B151-ABBREVIATED OWNER-ARCHITECT AGREEMENT - 1997 EDITION - AIA -
COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON. D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format B151-1997
                   User Document: PLASMA -- 6/1/1998. AIA License Number 105133,
                                           which expires on 3/31/1999 -- Page #4

ARTICLE 3 ADDITIONAL SERVICES
    3.1 GENERAL
    3.1.1 The services described in this Article 3 are not included in Basic Services unless so identified in Article 12, and they shall be paid for by the Owner as provided in this Agreement, in addition to the compensation for Basic Services. The services described under Paragraphs 3.2 and 3.4 shall only be provided if authorized or confirmed in writing by the Owner. If services described under Contingent Additional Services in Paragraph 3.3 are required due to circumstances beyond the Architect's control, the Architect shall notify the Owner prior to commencing such services. If the Owner deems that such services described under Paragraph 3.3 are required, the Owner shall give prompt written notice to the Architect. If the Owner indicates in writing that all or part of such Contingent Additional Services are required, the Architect will provide those services.

    3.2 PROJECT REPRESENTATION BEYOND BASIC SERVICES
    3.2.1 If more extensive representation at the site than is described in Subparagraph 2.6.5 is required, the Architect shall provide one or more Project Representatives to assist in carrying out such additional on-site responsibilities.

    3.2.2 Project Representatives shall be selected, employed and directed by the Architect, and the Architect shall be compensated therefor as agreed by the Owner and Architect. The duties, responsibilities and limitations of authority of Project Representatives shall be as described in the edition of AIA Document B352 current as of the date of this Agreement, unless otherwise agreed.

    3.2.3 Through the presence at the site of such Project Representatives, the Architect shall endeavor to provide further protection for the Owner against defects and deficiencies in the Work, but the furnishing of such project representation shall not modify the rights, responsibilities or obligations of the Architect as described elsewhere in this Agreement.

    3.3 CONTINGENT ADDITIONAL SERVICES
    3.3.1 Making revisions in drawings, specifications or other documents when such revisions are:

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AIA DOCUMENT B151-ABBREVIATED OWNER-ARCHITECT AGREEMENT - 1997 EDITION - AIA -
COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON. D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format B151-1997
                   User Document: PLASMA -- 6/1/1998. AIA License Number 105133,
                                           which expires on 3/31/1999 -- Page #5

          .1 inconsistent with approvals or instructions previously given by the Owner, including revisions made necessary by adjustments in the Owner's program or Project budget;

          .2 required by the enactment or revision of codes, laws or regulations subsequent to the preparation of such documents; or

          .3 due to changes required as a result of the Owner's failure to render decisions in a timely manner.

    3.3.2 Providing services required because of significant changes in the Project including, but not limited to, size, quality, complexity, the Owner's schedule, or the method of bidding or negotiating and contracting for construction, except for services required under Subparagraph 5.2.5.

    3.3.3 Preparing Drawings, Specifications and other documentation and supporting data, evaluating Contractor's proposals, and providing other services in connection with Change Orders and Construction Change Directives.

    3.3.4 Providing services in connection with evaluating substitutions proposed by the Contractor and making subsequent revisions to Drawings, Specifications and other documentation resulting therefrom.

    3.3.5 Providing consultation concerning replacement of Work damaged by fire or other cause during construction, and furnishing services required in connection with the replacement of such Work.

    3.3.6 Providing services made necessary by the default of the Contractor, by major defects or deficiencies in the Work of the Contractor, or by failure of performance of either the Owner or Contractor under the Contract for Construction.

    3.3.7 Providing services in evaluating an extensive number of claims submitted by the Contractor or others in connection with the Work.

    3.3.8 Providing services in connection with a public hearing, a dispute resolution proceeding or a legal proceeding except where the Architect is party thereto.

    3.4 OPTIONAL ADDITIONAL SERVICES
    3.4.1 Electrical, plumbing, fire protection and structural engineering as requested;

    3.4.2 Providing financial feasibility or other special studies.

    3.4.3 Providing planning surveys, site evaluations or comparative studies of prospective sites.

    3.4.4 Providing special surveys, environmental studies and submissions required for approvals of governmental authorities or others having jurisdiction over the Project.

    3.4.5 Providing services relative to future facilities, systems and equipment.

    3.4.6 Providing services to investigate existing conditions or facilities or to make measured drawings thereof.

    3.4.7 Providing services to verify the accuracy of drawings or other information furnished by the Owner.

    3.4.8 Providing coordination of construction performed by separate contractors or by the Owner's own forces and coordination of services required in connection with construction performed and equipment supplied by the Owner.

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AIA DOCUMENT B151-ABBREVIATED OWNER-ARCHITECT AGREEMENT - 1997 EDITION - AIA -
COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON. D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format B151-1997
                   User Document: PLASMA -- 6/1/1998. AIA License Number 105133,
                                           which expires on 3/31/1999 -- Page #6

    3.4.9 Providing services in connection with the work of a construction manager or separate consultants retained by the Owner.

    3.4.10 Providing detailed estimates of Construction Cost.

    3.4.11 Providing detailed quantity surveys or inventories of material, equipment and labor.

    3.4.12 Providing analyses of owning and operating costs.

    3.4.13 Providing interior design and other similar services required for or in connection with the selection, procurement or installation of furniture, furnishings and related equipment.

    3.4.14 Providing services for planning tenant or rental spaces.

    3.4.15 Making investigations, inventories of materials or equipment, or valuations and detailed appraisals of existing facilities.

    3.4.16 Preparing a set of reproducible record drawings showing significant changes in the Work made during construction based on marked-up prints, drawings and other data furnished by the Contractor to the Architect.

    3.4.17 Providing assistance in the utilization of equipment or systems such as testing, adjusting and balancing, preparation of operation and maintenance manuals, training personnel for operation and maintenance, and consultation during operation.

    3.4.18 Providing services after issuance to the Owner of the final Certificate for Payment, or in the absence of a final Certificate for Payment, more than 60 days after the date of Substantial Completion of the Work.

    3.4.19 Providing services of consultants for other than architectural, structural, mechanical and electrical engineering portions of the Project provided as a part of Basic Services.

    3.4.20 Providing any other services not otherwise included in this Agreement or not customarily furnished in accordance with generally accepted architectural practice.

ARTICLE 4 OWNER'S RESPONSIBILITIES
    4.1 The Owner shall provide full information in a timely manner regarding requirements for and limitations on the Project.

    4.2 The Owner shall establish and periodically update an overall budget for the Project, including the Construction Cost, the Owner's other costs and reasonable contingencies related to all of these costs.

    4.3 The Owner shall designate a representative authorized to act on the Owner's behalf with respect to the Project. The Owner or such designated representative shall render decisions in a timely manner pertaining to documents submitted by the Architect in order to avoid unreasonable delay in the orderly and sequential progress of the Architect's services.

    4.4 The Owner shall furnish surveys to describe physical characteristics, legal limitations and utility locations for the site of the Project, and a written legal description of the site. The surveys and legal information shall include, as applicable, grades and lines of streets, alleys, pavements and adjoining property and structures; adjacent drainage; rights-of-way, restrictions, easements, encroachments, zoning, deed restrictions, boundaries and contours of the site; locations, dimensions and necessary data with respect to existing buildings, other improvements and trees; and information concerning available utility services and

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AIA DOCUMENT B151-ABBREVIATED OWNER-ARCHITECT AGREEMENT - 1997 EDITION - AIA -
COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON. D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format B151-1997
                   User Document: PLASMA -- 6/1/1998. AIA License Number 105133,
                                           which expires on 3/31/1999 -- Page #7
    lines, both public and private, above and below grade, including inverts and depths. All the information on the survey shall be referenced to a Project benchmark.

    4.5 The Owner shall furnish the services of geotechnical engineers when such services are requested by the Architect. Such services may include but are not limited to test borings, test pits, determinations of soil bearing values, percolation tests, evaluations of hazardous materials, ground corrosion tests and resistivity tests, including necessary operations for anticipating subsoil conditions, with reports and appropriate recommendations.

    4.6 The Owner shall furnish the services of consultants other than those designated in Paragraph 4.5 when such services are requested by the Architect and are reasonably required by the scope of the Project.

    4.7 The Owner shall furnish structural, mechanical, and chemical tests; tests for air and water pollution; tests for hazardous materials; and other laboratory and environmental tests, inspections and reports required by law or the Contract Documents.

    4.8 The Owner shall furnish all legal, accounting and insurance services that may be necessary at any time for the Project to meet the Owner's needs and interests. Such services shall include auditing services the Owner may require to verify the Contractor's Applications for Payment or to ascertain how or for what purposes the Contractor has used the money paid by or on behalf of the Owner.

    4.9 The services, information, surveys and reports required by Paragraphs
    4.4 through 4.8 shall be furnished at the Owner's expense, and the Architect shall be entitled to rely upon the accuracy and completeness thereof.

    4.10 The Owner shall provide prompt written notice to the Architect if the Owner becomes aware of any fault or defect in the Project, including any errors, omissions or inconsistencies in the Architect's Instruments of Service.

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AIA DOCUMENT B151-ABBREVIATED OWNER-ARCHITECT AGREEMENT - 1997 EDITION - AIA -
COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON. D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format B151-1997
                   User Document: PLASMA -- 6/1/1998. AIA License Number 105133,
                                           which expires on 3/31/1999 -- Page #8

ARTICLE 6 USE OF ARCHITECT'S INSTRUMENTS OF SERVICE

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AIA DOCUMENT B151-ABBREVIATED OWNER-ARCHITECT AGREEMENT - 1997 EDITION - AIA -
COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON. D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format B151-1997
                   User Document: PLASMA -- 6/1/1998. AIA License Number 105133,
                                           which expires on 3/31/1999 -- Page #9

    6.4 INSERT A: Owner acknowledges that Architect's drawings, plans, specifications and other construction materials and work product are Instruments of Service. Notwithstanding the foregoing, however, all such Instruments of Service shall be the property of Owner throughout the term of this Agreement and thereafter. Owner agrees, to the fullest extent contemplated by law, to indemnify Architect and Architect's consultants (collectively, "Indemnitees") from any claim, liability or cost (including reasonable attorneys fees and defense costs) arising out of or in connection with any reuse or modification of the aforesaid Instruments of Service by Owner or by any third party or entity authorized to use them by Owner, even if the claim, liability or cost arises out of the alleged negligence of the Indemnitees, unless Architect has been retained to perform the architectural and engineering services accompanying any such reuse or modification.

ARTICLE 7 DISPUTE RESOLUTION
    7.1 MEDIATION
    7.1.1 Any claim, dispute or other matter in question arising out of or related to this Agreement shall be subject to mediation as a condition precedent to the institution of legal or equitable proceedings by either party. If such matter relates to or is the subject of a lien arising out of the Architect's services, the Architect may proceed in accordance with applicable law to comply with the lien notice or filing deadlines prior to resolution of the matter by mediation.

    7.1.2 The Owner and Architect shall endeavor to resolve claims, disputes and other matters in question between them by mediation which, unless the parties mutually agree otherwise, shall be in accordance with the Construction Industry Mediation Rules of the American Arbitration Association currently in effect. Request for mediation shall be filed in writing with the other party to this Agreement and with the American Arbitration Association. The request may be made concurrently with the filing of a lawsuit or other proceedings but, in such event, mediation shall proceed in advance of legal or equitable proceedings, which shall be stayed pending mediation for a period of 60 days from the date of filing, unless stayed for a longer period by agreement of the parties or court order.

    7.1.3 The parties shall share the mediator's fee and any filing fees equally. The mediation shall be held in the place where the Project is located, unless another location is mutually agreed upon. Agreements reached in mediation shall be enforceable as settlement agreements in any court having jurisdiction thereof.

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AIA DOCUMENT B151-ABBREVIATED OWNER-ARCHITECT AGREEMENT - 1997 EDITION - AIA -
COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON. D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format B151-1997
                   User Document: PLASMA -- 6/1/1998. AIA License Number 105133,
                                          which expires on 3/31/1999 -- Page #10

ARTICLE 8 TERMINATION OR SUSPENSION
    8.1 If the Owner fails to make payments to the Architect in accordance with this Agreement, and any such payments remain unpaid for thirty (30) days after Architect makes a written demand for payment to Owner, such failure shall be considered substantial nonperformance and cause for termination or, at the Architect's option, cause for suspension of performance of services under this Agreement. If the Architect elects to suspend services, prior to suspension of services, the Architect shall give seven days' written notice to the Owner. In the event of a suspension of services without fault on the part of the Architect, the Architect shall have no liability to the Owner for delay or damage caused the Owner because of such suspension of services. Before resuming services, the Architect shall be paid all sums due prior to suspension and any expenses incurred in the interruption and resumption of the Architect's services. The Architect's fees for the remaining services and the time schedules shall be equitably adjusted.

    8.2 If the Project is suspended by the Owner for more than 30 consecutive days, the Architect shall be compensated for services performed prior to notice of such suspension. When the Project is resumed, the Architect shall be compensated for expenses incurred in the interruption and resumption of the Architect's services. The Architect's fees for the remaining services and the time schedules shall be equitably adjusted.

    8.3 If the Project is suspended or the Architect's services are suspended for more than 90 consecutive days, the Architect may terminate this Agreement by giving not less than seven days' written notice.

    8.4 This Agreement may be terminated by either party upon not less than seven days' written notice should the other party fail substantially to perform in accordance with the terms of this Agreement through no fault of the party initiating the termination.

    8.5 This Agreement may be terminated by the Owner upon not less than seven days' written notice to the Architect for the Owner's convenience and without cause.

    8.6 In the event of termination not the fault of the Architect, the Architect shall be compensated for services performed prior to termination, together with Reimbursable Expenses then due and all Termination Expenses as defined in Paragraph 8.7.

ARTICLE 9 MISCELLANEOUS PROVISIONS
    9.1 This Agreement shall be governed by the law of the State of Florida. Venue for any action or proceeding arising out of or in connection with this Agreement will lie in any court of competent jurisdiction in Pinellas County, Florida or in the United States District Court for the Middle District of Florida.

    9.2 Terms in this Agreement shall have the same meaning as those in the edition of AIA Document A201, General Conditions of the Contract for Construction, current as of the date of this Agreement as such General Conditions may be modified by agreement between Owner and Perry Construction, Inc. in connection with the Contract for Construction between such parties.

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AIA DOCUMENT B151-ABBREVIATED OWNER-ARCHITECT AGREEMENT - 1997 EDITION - AIA -
COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON. D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format B151-1997
                   User Document: PLASMA -- 6/1/1998. AIA License Number 105133,
                                          which expires on 3/31/1999 -- Page #11

    9.3 Causes of action between the parties to this Agreement pertaining to acts or failures to act shall be deemed to have accrued and the applicable statutes of limitations shall commence to run not later than either the date of Substantial Completion for acts or failures to act occurring prior to Substantial Completion or the date of issuance of the final Certificate for Payment for acts or failures to act occurring after Substantial Completion. In no event shall such statutes of limitations commence to run any later than the date when the Architect's services are substantially completed.

    9.4 To the extent damages are covered by property insurance during construction, the Owner and Architect waive all rights against each other and against the contractors, consultants, agents and employees of the other for damages, except such rights as they may have to the proceeds of such insurance as set forth in the edition of AIA Document A201, General Conditions of the Contract for Construction, current as of the date of this Agreement. The Owner or the Architect, as appropriate, shall require of the contractors, consultants, agents and employees of any of them similar waivers in favor of the other parties enumerated herein.

    9.5 The Owner and Architect, respectively, bind themselves, their partners, successors, assigns and legal representatives to the other party to this Agreement and to the partners, successors, assigns and legal representatives of such other party with respect to all covenants of this Agreement. Neither the Owner nor the Architect shall assign this Agreement without the written consent of the other, except that the Owner may assign this Agreement to an institutional lender providing financing for the Project. In such event, the lender shall assume the Owner's rights and obligations under this Agreement. The Architect shall execute all consents reasonably required to facilitate such assignment.

    9.6 This Agreement represents the entire and integrated agreement between the Owner and the Architect and supersedes all prior negotiations, representations or agreements, either written or oral. This Agreement may be amended only by written instrument signed by both Owner and Architect.

    9.7 Nothing contained in this Agreement shall create a contractual relationship with or a cause of action in favor of a third party against either the Owner or Architect.

    9.8 Unless otherwise provided in this Agreement, the Architect and Architect's consultants shall have no responsibility for the discovery, presence, handling, removal or disposal of or exposure of persons to hazardous materials or toxic substances in any form at the Project site.

    9.9 The Architect shall have the right to include exterior (and with Owner's express prior written approval, in Owner's sole discretion, interior) photographic or artistic representations of the design of the Project among the Architect's promotional and professional materials. The Architect shall be given reasonable access to the completed Project to make such representations. However, the Architect's materials shall not include the Owner's confidential or proprietary information.

    9.10 If the Owner requests the Architect to execute certificates, the proposed language of such certificates shall be submitted to the Architect for review at least 14 days prior to the requested dates of execution. The Architect shall not be required to execute certificates that would require knowledge, services or responsibilities beyond the scope of this Agreement.

ARTICLE 10 PAYMENTS TO THE ARCHITECT

    10.2 REIMBURSABLE EXPENSES
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AIA DOCUMENT B151-ABBREVIATED OWNER-ARCHITECT AGREEMENT - 1997 EDITION - AIA -
COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON. D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format B151-1997
                   User Document: PLASMA -- 6/1/1998. AIA License Number 105133,
                                          which expires on 3/31/1999 -- Page #12

    10.2.1 Reimbursable Expenses are in addition to compensation for Basic and Additional Services and include expenses incurred by the Architect and Architect's employees and consultants directly related to the Project, as identified in the following Clauses:

           .1 transportation in connection with the Project, authorized out-of-town travel and subsistence, and electronic communications; provided, however, that the nature and extent of travel will not exceed that provided in paragraph E of the Proposal unless Owner consents in writing;

           .2 fees paid for securing approval of authorities having jurisdiction over the Project;

           .3 reproductions, plots, standard form documents, postage, handling and delivery of Instruments of Service;

           .4 expense of overtime work requiring higher than regular rates if authorized in advance by the Owner;

           .5 renderings, models and mock-ups requested by the Owner;

           .6 expense of professional liability insurance dedicated exclusively to this Project or the expense of additional insurance coverage or limits requested by the Owner in excess of that normally carried by the Architect and the Architect's consultants;

           .7 reimbursable expenses as designated in Article 12, if any

    10.3 PAYMENTS ON ACCOUNT OF BASIC SERVICES
    10.3.2 Subsequent payments for Basic Services shall be made monthly and, will be payable in the manner provided in subparagraph 11.3.2 below.

    10.4 PAYMENTS ON ACCOUNT OF ADDITIONAL SERVICES
    Payments on account of the Architect's Additional Services and for Reimbursable Expenses shall be made monthly upon presentation of the Architect's statement of services rendered or expenses incurred.

    10.5 PAYMENTS WITHHELD
    No deductions shall be made from the Architect's compensation on account of penalty, liquidated damages or other sums withheld from payments to contractors, or on account of the cost of changes in the Work other than those for which the Architect has been adjudged to be liable.

    10.6 ARCHITECT'S ACCOUNTING RECORDS
    Records of Reimbursable Expenses and expenses pertaining to Additional Services and services, including Basic Services, performed on the basis of hourly rates or a multiple of Direct Personnel Expense shall be available to the Owner or the Owner's

--------------------------------------------------------------------------------

AIA DOCUMENT B151-ABBREVIATED OWNER-ARCHITECT AGREEMENT - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON. D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format B151-1997
                   User Document: PLASMA -- 6/1/1998. AIA License Number 105133,
                                          which expires on 3/31/1999 -- Page #13

ARTICLE 11 BASIS OF COMPENSATION
    THE Owner shall compensate the Architect as follows:

    11.2 BASIC COMPENSATION
    11.2.1 FOR BASIC SERVICES, as described in Article 2, and any other services included in Article 12 as part of Basic Services, Basic Compensation shall be computed as follows:
    (INSERT BASIS OF COMPENSATION, INCLUDING STIPULATED SUMS, MULTIPLES OR PERCENTAGES, AND IDENTIFY PHASES TO WHICH PARTICULAR METHODS OF COMPENSATION APPLY, IF NECESSARY.)
    The stipulated sum of TWO HUNDRED THIRTY-EIGHT THOUSAND AND NO/100 DOLLARS ($238,000.00).

    11.2.2
    (INSERT ADDITIONAL PHASES AS APPROPRIATE.)
    INSERT B:The stipulated sum set forth in 11.2.1. above will be paid in monthly installments based upon the proportion that the Basic Services performed during the preceding monthly period bear to all of the Basic Services to be performed pursuant to this Contract.

    11.3 COMPENSATION FOR ADDITIONAL SERVICES

    11.3.1 FOR PROJECT REPRESENTATION BEYOND BASIC SERVICES, as described in Paragraph 3.2, compensation shall be computed as follows:
    Any such compensation will be negotiated and agreed upon by Owner and Architect if and at such time as Owner requests Additional Services.

    11.3.2 FOR ADDITIONAL SERVICES OF THE ARCHITECT, as described in Articles 3 and 12, other than (1) Additional Project Representation, as described in Paragraph 3.2, and (2) services included in Article 12 as part of Basic Services, but excluding services of consultants, compensation shall be computed as follows:
    (INSERT BASIS OF COMPENSATION, INCLUDING RATES AND MULTIPLES OF DIRECT PERSONNEL EXPENSE FOR PRINCIPALS AND EMPLOYEES, AND IDENTIFY PRINCIPALS AND CLASSIFY EMPLOYEES, IF REQUIRED. IDENTIFY SPECIFIC SERVICES TO WHICH PARTICULAR METHODS OF COMPENSATION APPLY, IF NECESSARY.)
    An hourly rate for the person employed, based upon the hourly rate schedule set forth in the Proposal.

    11.3.3 FOR ADDITIONAL SERVICES OF CONSULTANTS, including additional structural, mechanical and electrical engineering services and those provided under Subparagraph 3.4.19 or identified in Article 12 as part of Additional Services, a multiple of one (1.0) times the amounts billed to the Architect for such services.
    (IDENTIFY SPECIFIC TYPES OF CONSULTANTS IN ARTICLE 12, IF REQUIRED.)

    11.4 REIMBURSABLE EXPENSES
    For Reimbursable Expenses, as described in Paragraph 10.2, and any other items included in Article 12 as Reimbursable Expenses, a multiple of one (1.0) times the expenses incurred by the Architect, the Architect's employees and consultants directly related to the Project. Reimbursable expenses for the entire Project will not exceed FIFTEEN THOUSAND AND NO/100 DOLLARS ($15,000.00), unless Owner approves otherwise in Owner's sole discretion. This sum includes the travel schedule set forth in the Proposal. All Reimbursable Expenses will be invoiced at cost with no mark-up.

--------------------------------------------------------------------------------

AIA DOCUMENT B151-ABBREVIATED OWNER-ARCHITECT AGREEMENT - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON. D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format B151-1997
                   User Document: PLASMA -- 6/1/1998. AIA License Number 105133,
                                          which expires on 3/31/1999 -- Page #14

      11.5 ADDITIONAL PROVISIONS
      11.5.2 Payments are due and payable thirty (30) days from the date of the Architect's invoice. Amounts unpaid sixty (60) days after the invoice date shall bear interest at the rate entered below, or in the absence thereof at the legal rate prevailing from time to time at the principal place of business of the Architect.
      (INSERT RATE OF INTEREST AGREED UPON.)
      twelve percent (12%) per annum

      (USURY LAWS AND REQUIREMENTS UNDER THE FEDERAL TRUTH IN LENDING ACT, SIMILAR STATE AND LOCAL CONSUMER CREDIT LAWS AND OTHER REGULATIONS AT THE OWNER'S AND ARCHITECT'S PRINCIPAL PLACES OF BUSINESS, THE LOCATION OF THE PROJECT AND ELSEWHERE MAY AFFECT THE VALIDITY OF THIS PROVISION. SPECIFIC LEGAL ADVICE SHOULD BE OBTAINED WITH RESPECT TO DELETIONS OR MODIFICATIONS, AND ALSO REGARDING REQUIREMENTS SUCH AS WRITTEN DISCLOSURES OR WAIVERS.)

      11.5.3 The rates and multiples set forth for Additional Services shall be adjusted in accordance with the normal salary review practices of the Architect.

ARTICLE 12 OTHER CONDITIONS OR SERVICES
      (INSERT DESCRIPTIONS OF OTHER SERVICES, IDENTIFY ADDITIONAL SERVICES INCLUDED WITHIN BASIC COMPENSATION AND MODIFICATIONS TO THE PAYMENT AND COMPENSATION TERMS INCLUDED IN THIS AGREEMENT.)

This Agreement entered into as of the day and year first written above.

PLASMA-THERM, INC.                           PRINTED NAME AND TITLE
                                             FACILITY PLANNING & RESOURCES, INC.
/s/ STACY L. WAGNER
    -----------------------------------      /s/ THOMAS E. HANSZ
OWNER (SIGNATURE)                                -------------------------------
                                             ARCHITECT (SIGNATURE)
By: /s/ Stacy L. Wagner, its Vice-
        President - Finance and              By: /s/ Thomas E. Hansz, AIA, its
        Administration                               President
                                             (PRINTED NAME AND TITLE)

--------------------------------------------------------------------------------

AIA DOCUMENT B151-ABBREVIATED OWNER-ARCHITECT AGREEMENT - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON. D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format B151-1997
                   User Document: PLASMA -- 6/1/1998. AIA License Number 105133,
                                          which expires on 3/31/1999 -- Page #15